UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 25, 2005

Poore Brothers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 S. La Cometa Dr. Goodyear, AZ		85338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (623)932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 25, 2005, the company paid additional compensation of $3,000 to each of the following outside directors:

Shannon Bard, F. Phillips Giltner III, Mark S. Howells, Eric J. Kufel, James W. Myers, and Larry R. Polhill.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poore Brothers, Inc.
(Registrant)

Date	August 31, 2005
/s/ Richard M. Finkbeiner
(Signature)

Richard M. Finkbeiner
Senior Vice President and Chief Financial Officer